--------------------------------------------------------------------------------

Managed
HIGH INCOME

PORTFOLIO INC.

            --------------------------------------------------------

                                [GRAPHIC OMITTED]

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                                                                          Annual

                                                                          Report

                                                               February 28, 2003

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

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                                                               Managed
                                                               HIGH INCOME
                                                            PORTFOLIO INC.

LETTER FROM
THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman, President
and Chief
Executive Officer

Dear Shareholder:

      Although the high-yield market was punctuated by significant rallies during the past six months, it has remained volatile due to lingering economic concerns and geopolitical uncertainty. However, many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which should prove favorable for the high-yield market.

      No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

      o First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

      o Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can try to do now to achieve them in the ever-changing market.

      As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

March 14, 2003

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                               [GRAPHIC OMITTED]

MANAGER
OVERVIEW

--------------------------------------------------------------------------------

Performance Review

      During the 12 months ended February 28, 2003, Managed High Income Portfolio Inc. ("Fund") distributed dividends to shareholders totaling $0.68 per share. The table below shows the annualized distribution yield and 12-month total return based on the Fund's February 28, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(i) Past performance is not indicative of future results.

      Based on NAV, the Fund slightly underperformed its Lipper peer group of closed-end high current yield funds, which returned 3.46% for the same period.(ii)

                                                               Total Return
           Price                       Annualized               for the 12-
         Per Share               Distribution Yield(iii)     Month Period(iii)
       -------------             -----------------------     -----------------
       $6.30 (NAV)                        10.67%                 2.68%
       $6.85 (NYSE)                        9.81%                 7.86%

Special Shareholder Notice

      On July 9, 2002, the Fund announced that Peter J. Wilby, CFA and Beth A. Semmel, CFA have assumed investment management responsibility for the Fund.

      Mr. Wilby is a senior portfolio manager responsible for directing investment policy and strategy for emerging markets and high yield fixed income portfolios. He has over 20 years of investment experience. Ms. Semmel is a senior portfolio manager and senior trader for high yield portfolios. She also has over 20 years of investment experience. Mr. Wilby and Ms. Semmel currently manage high yield portfolios for an affiliate of Smith Barney Fund Management LLC.

A Challenging Start

      Early in the fiscal year, encouraging economic data, strong equity-market performance and large inflows of cash into high-yield income funds pushed the high-yield market higher.iv The rally proved short-lived and volatility ensued, amid reported discoveries of fraudulent corporate accounting practices at several high-profile firms, the collapse of Enron Corp. and restatements of earnings by corporations. These concerns further weakened investor confidence, which had already reached a fragile state, causing the high-yield markets to decline.

      In June, WorldCom Inc.'s disclosure that it had improperly accounted for $3.8 billion of expenses caused investors to shy away from those high-yield sectors that included companies with more complex financials. As a result, investors demanded a greater risk premium (i.e., additional yield) to compensate for their assuming the credit risk associated with investing in these sectors. The market declined significantly in July in the wake of WorldCom's filing for Chapter 11 bankruptcy protection and the arrests of senior executives at Adelphia Communications for their alleged corporate financial misdeeds. As a result of the sell-off in the high-yield market that month, the yields available in the market (which move opposite to bond price movements) rose to 13.30%.v

Improved Investor Expectations

      In August, many concerns that had overshadowed the market earlier in the fiscal year began to diminish. Furthermore, expectations rose that the economy may improve and helped strengthen many corporate issuers' credit profiles. Given the higher yields available in the market at the time, investors shifted money into high-yield bonds, which proceeded to rebound in price.

      A series of other factors supported the high-yield bond market at the time. Specifically, the rate of defaults on corporate bonds began to decline. Reports of fraudulent corporate accounting practices that made front-page headlines during the spring significantly diminished. The requirement by the Securities and Exchange Commission last summer that principal executive officers and company directors certify the accuracy of their companies' financial statements also restored investor confidence. Although the high-yield market fluctuated throughout the early fall due to concerns about Iraq and in reaction to mixed economic signals, it again took on an optimistic tone in November when the market posted its biggest monthly gains for the period.

      Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")vi cut short-term interest rates in November by half a percentage point to a 41-year low to help stimulate economic activity. (Lower rates can encourage consumers to borrow and subsequently spend more, thereby increasing economic activity.) The most significant headway in the market during the reporting period occurred during this month amid considerably stronger inflows of cash into high-yield bond funds.

Analysis of Fund Performance

      The Fund benefited from its overweighted exposure to bonds of issuers in the consumer products, retail, technology, and tower industries and through its underweighted exposure to the wireline telecommunications and airlines industries relative to the Citigroup High-Yield Market Index ("Citigroup High-Yield Index").v However, the Fund's overweighted exposure to the cable industry and its underweighted exposure to the wireless telecommunications and utilities industries detracted from the Fund's performance versus the unmanaged index.

      Following the crisis of confidence in Corporate America sparked by the reports of financial improprieties at Enron Corp. and WorldCom Inc., the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold, causing the yields on these bonds to advance into the higher-yield territory. We used this opportunity to increase the Fund's holdings in these higher yielding investment-grade corporate bonds, particularly large-cap issues, of companies that we considered to be solid businesses. The Fund benefited as the crisis in confidence subsided and corporate issues within this group rebounded.

      As of the period's close, as compared to the Citigroup High-Yield Index, the Fund maintained more significant exposure to the cable sector versus other sectors. Following the reported problems at Adelphia Communications, the sector retreated so we increased the Fund's exposure to those cable issues that we perceived to be oversold. The Fund also maintained heavier exposure to hotels/casino/gaming and energy issues versus many other sectors because we believed they would not fluctuate as much as most other sectors.

Our Outlook and Approach

      We believe that the high-yield market offers favorable long-term values based upon the average yields recently available in the market of 11.31%v as of February's close. We feel that current market valuations discount a lot of the negative news that transpired during 2002 and that many of these concerns are likely to diminish over this coming year. Many market observers anticipate the U.S. economy improving during the next 12 to 18 months, which should prove favorable for corporate earnings and help reduce the rate of defaults on corporate bond payments. Furthermore, the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and equity markets stabilize, we believe the high-yield bond market should perform favorably relative to the first half of 2002. In light of this outlook, we are focusing on adding a moderate amount of credit risk to the Fund that includes selectively targeting issues in the "B" credit territory that, in our view, offer long-term potential.

Looking for Additional Information?

      Managed High Income Portfolio Inc. is traded under the symbol "MHY." Daily closing prices are available online under symbol XMHYX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

      Thank you for your investment in Managed High Income Portfolio Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter J. Wilby, CFA                     /s/ Beth A. Semmel, CFA


Peter J. Wilby, CFA                             Beth A. Semmel, CFA
Vice President and                              Vice President and
Investment Officer                              Investment Officer

March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 7 through 25 for a list and percentage breakdown of the Fund's holdings.

----------
(i) NAV is the price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares is the Fund's market price as determined by supply of and demand for the Fund's common shares.
(ii) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended February 28, 2003, calculated among four funds in the high current yield (closed-end) fund category with reinvestment of dividends and capital gains excluding sales charges.
(iii) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.056 for 12 months. This rate is as of February 28, 2003 and is subject to change.
(iv) High-yield bonds are subject to additional credit/default risk versus higher-rated issues.
(v) Based upon the average yield of the Citigroup High-Yield Index. The Citigroup High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index. High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
(vi) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 42. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of the Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.0%
----------------------------------------------------------------------------------------------------

Aerospace/Defense -- 0.8%
         975,000        B3*     Dunlop Standard Aerospace Holdings PLC,
                                   Sr. Notes, 11.875% due 5/15/09.....................  $    965,250
       1,040,000        CCC+    Hexcel Corp., Sr. Sub. Notes,
                                   9.750% due 1/15/09.................................       889,200
         315,000        B-      TransDigm Inc., Sr. Sub. Notes,
                                   10.375% due 12/1/08................................       330,750
----------------------------------------------------------------------------------------------------
                                                                                           2,185,200
----------------------------------------------------------------------------------------------------
Airlines -- 1.2%
       1,050,000        B3*     Air Canada, Sr. Notes, 10.250% due 3/15/11............       383,250
       6,296,588        CCC     Airplanes Pass-Through Trust, Corporate
                                   Asset-Backed Securities, Series 1,
                                   Class D, 10.875% due 3/15/09.......................       188,898
                                Continental Airlines, Inc., Pass-Through
                                   Certificates:
         940,000        BB            Series 1999-2, Class C-2,
                                     7.434% due 9/15/04...............................       622,081
         386,495        BB+           Series 2000-2, Class C, 8.312% due 4/2/11.......       221,158
       1,435,000        BB-           Series 2001-2, Class D,
                                     7.568% due 12/1/06...............................       679,050
                                United Air Lines, Inc., Pass-Through
                                   Certificates:
                                      Class B:
         581,503        B-              Series 2000-1, 8.030% due 7/1/11..............       146,425
       1,443,359        Ba3*            Series 2000-2, 7.811% due 10/1/09.............       436,147
         275,000        Ba1*            Series 2001-1, 6.932% due 9/1/11..............        77,857
         630,000        B-            Class C, Series 2001-1, 6.831% due 9/1/08.......       159,444
         554,462        BBB+    US Airways, Inc., Pass-Through Certificates,
                                   Series 99-1, 8.360% due 1/20/19 (c)................       448,468
----------------------------------------------------------------------------------------------------
                                                                                           3,362,778
----------------------------------------------------------------------------------------------------
Automotive -- 2.4%
                                Dana Corp:
       1,160,000        BB         Notes, 6.500% due 3/1/09...........................     1,061,400
         525,000        BB         Sr. Notes, 10.125% due 3/15/10.....................       551,250
         245,000        B-      Eagle-Picher Industries, Inc., Guaranteed
                                   Sr. Sub. Notes, 9.375% due 3/1/08..................       184,975
       3,350,000        Baa1*   Ford Motor Co., Notes, 7.450% due 7/16/31.............     2,824,455
         775,000        A2*     General Motors Acceptance Corp., Notes,
                                   6.875% due 8/28/12.................................       773,679


                       See Notes to Financial Statements.                      7

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

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Automotive -- 2.4% (continued)
         625,000        BB-     Navistar International Corp., Guaranteed
                                   Sr. Notes, Series B, 9.375% due 6/1/06.............  $    628,125
         375,000        B-      Rexnord Corp., Sr. Sub. Notes,
                                   10.125% due 12/15/12 (d)...........................       392,812
         250,000        B2*     TRW Automotive, Inc., Sr. Sub. Notes,
                                   11.000% due 2/15/13 (d)............................       259,062
----------------------------------------------------------------------------------------------------
                                                                                           6,675,758
----------------------------------------------------------------------------------------------------
Broadcasting -- 2.3%
       2,182,000        B-      Emmis Communications Corp., Sr. Discount Notes,
                                   step bond to yield 12.511% due 3/15/11.............     1,811,060
       1,890,000        B       LIN Holdings Corp., Sr. Discount Notes,
                                   step bond to yield 13.582% due 3/1/08..............     1,989,225
         225,000        B-      NextMedia Operating, Inc., Guaranteed
                                   Sr. Sub. Notes, 10.750% due 7/1/11.................       243,000
                                Paxson Communications Corp.:
         355,000        B-         Guaranteed Sr. Sub. Notes,
                                      10.750% due 7/15/08.............................       369,200
         825,000        B-         Sr. Sub. Discount Notes, step bond to yield
                                      12.309% due 1/15/09.............................       606,375
         895,000        B-      Radio One, Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 8.875% due 7/1/11........................       964,363
         515,000        B-      Spanish Broadcasting System Inc., Guaranteed
                                   Sr. Sub. Notes, 9.625% due 11/1/09.................       530,450
----------------------------------------------------------------------------------------------------
                                                                                           6,513,673
----------------------------------------------------------------------------------------------------
Building/Construction -- 4.3%
         265,000        B       Associated Materials Inc., Sr. Sub. Notes,
                                   9.750% due 4/15/12.................................       280,569
       1,050,000        B-      Atrium Cos., Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.500% due 5/1/09.......................     1,065,750
         525,000        BB      Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                                   8.625% due 5/15/11.................................       560,438
         950,000        B-      Brand Services, Inc., Sr. Sub. Notes,
                                   12.000% due 10/15/12 (d)...........................     1,033,125
                                D.R. Horton, Inc.:
         685,000        Ba1*       Guaranteed Sr. Notes, 8.000% due 2/1/09............       719,250
         545,000        Ba2*       Sr. Sub. Notes, 9.375% due 3/15/11.................       569,525
         815,000        BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11...........       886,313
         895,000        BBB-    Lennar Corp., Guaranteed Sr. Notes, Series B,
                                   9.950% due 5/1/10..................................     1,043,728


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Building/Construction -- 4.3% (continued)
         610,000        Ba3*    Meritage Corp., Guaranteed Sr. Notes,
                                   9.750% due 6/1/11..................................  $    642,025
                                Nortek, Inc.:
         575,000        B+         Sr. Notes, Series B, 9.125% due 9/1/07.............       590,812
       1,315,000        B-         Sr. Sub. Notes, 9.875% due 6/15/11.................     1,339,656
         530,000        CCC+    Oglebay Norton Co., Sr. Sub. Notes,
                                   10.000% due 2/1/09.................................       272,950
         490,000        BB+     The Ryland Group, Inc., Sr. Notes,
                                   9.750% due 9/1/10..................................       551,250
       1,035,000        Ba2*    Schuler Homes, Inc., Guaranteed Sr. Sub. Notes,
                                   10.500% due 7/15/11................................     1,128,150
                                Standard Pacific Corp.:
         685,000        BB         Sr. Notes, 8.500% due 4/1/09.......................       712,400
         525,000        Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12.................       535,500
----------------------------------------------------------------------------------------------------
                                                                                          11,931,441
----------------------------------------------------------------------------------------------------
Business Services -- 1.7%
       1,805,000        BBB-    Avis Group Holdings Inc., Guaranteed
                                   Sr. Sub. Notes, 11.000% due 5/1/09.................     2,003,550
         400,000        CCC     Imax Corp., Sr. Notes, 7.875% due 12/1/05.............       322,000
       2,005,000        Ca*     Outsourcing Solutions Inc., Sr. Sub. Notes,
                                   11.000% due 11/1/06 (b)............................        30,075
         630,000        B       Penhall International Corp., Guaranteed
                                   Sr. Notes, 12.000% due 8/1/06......................       368,550
       1,145,000        Ba3*    Spherion Corp., Sub. Notes,
                                   4.500% due 6/1/05 (e)..............................     1,041,950
       1,030,000        B       Williams Scotsman, Inc., Guaranteed Sr. Notes,
                                   9.875% due 6/1/07..................................       973,350
----------------------------------------------------------------------------------------------------
                                                                                           4,739,475
----------------------------------------------------------------------------------------------------
Cable -- 9.9%
         500,000        BBB+    AOL Time Warner Inc., Guaranteed Debentures,
                                   7.625% due 4/15/31.................................       529,558
       1,640,000        NR      Century Communications Corp., Sr. Discount
                                   Notes, zero coupon bond to yield
                                   14.465% due 1/15/08 (b)............................       295,200
                                Charter Communications Holdings, LLC:
                                   Sr. Discount Notes:
       6,255,000        CCC-          Step bond to yield 13.999% due 1/15/10..........     2,408,175
       1,650,000        CCC-          Step bond to yield 13.334% due 1/15/11..........       540,375
       2,250,000        CCC-          Step bond to yield 17.089% due 5/15/11..........       753,750
       1,450,000        CCC-       Sr. Notes, 10.750% due 10/1/09.....................       692,375


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Cable -- 9.9% (continued)
                                CSC Holdings, Inc.:
       1,475,000        BB-        Sr. Debentures, 7.625% due 7/15/18.................  $  1,375,438
                                   Sr. Notes:
         625,000        BB-           7.875% due 12/15/07.............................       628,125
                                      Series B:
         725,000        BB-             8.125% due 7/15/09............................       734,063
         420,000        BB-             7.625% due 4/1/11.............................       415,800
                                   Sr. Sub. Debentures:
       2,345,000        B+            10.500% due 5/15/16.............................     2,515,013
         575,000        B+            9.875% due 4/1/23...............................       575,000
       1,450,000        B       DIRECTV Holdings LLC, Sr. Notes,
                                   8.375% due 3/15/13 (d).............................     1,537,000
       2,105,000        B1*     EchoStar Broadband Corp., Sr. Notes,
                                   10.375% due 10/1/07................................     2,299,713
                                EchoStar DBS Corp., Sr. Notes:
       1,835,000        B+         9.125% due 1/15/09.................................     1,972,625
       1,695,000        B+         9.375% due 2/1/09..................................     1,813,650
       1,585,000        B-      Insight Communications Co., Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   14.616% due 2/15/11................................     1,038,175
       1,500,000        B+      Mediacom Broadband LLC, Guaranteed
                                   Sr. Notes, 11.000% due 7/15/13.....................     1,597,500
         600,000        B+      Mediacom LLC, Sr. Notes, 9.500% due 1/15/13...........       589,500
                                Pegasus Communications Corp.:
         525,000        CCC-       Sr. Discount Notes, step bond to yield
                                      17.856% due 3/1/07..............................       290,063
                                   Sr. Notes, Series B:
         105,000        CCC-          9.625% due 10/15/05.............................        81,637
         425,000        CCC-          9.750% due 12/1/06..............................       330,437
       2,710,000        BB-     Rogers Cablesystems Ltd., Guaranteed Sr. Sub.
                                   Debentures, 11.000% due 12/1/15....................     2,859,050
         865,000(GBP)   C       Telewest Communications PLC, Sr. Notes,
                                   5.250% due 2/19/07 (d).............................       252,136
       1,550,000        BBB+    Time Warner Inc., Guaranteed Debentures,
                                   6.625% due 5/15/29.................................     1,467,330
----------------------------------------------------------------------------------------------------
                                                                                          27,591,688
----------------------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Chemicals -- 4.3%
         615,000        B+      Airgas, Inc., Guaranteed Sr. Sub. Notes,
                                   9.125% due 10/1/11.................................  $    676,500
       1,035,000        B-      Avecia Group PLC, Guaranteed Sr. Notes,
                                   11.000% due 7/1/09.................................       833,175
         425,000        BB+     FMC Corp., Medium-Term Notes, Series A,
                                   6.750% due 5/5/05..................................       410,370
                                Huntsman ICI Holdings LLC:
       9,690,000     B-            Sr. Discount Notes, zero coupon bond to yield
                                      13.186% due 12/31/09............................     2,277,150
         525,000        B          Sr. Notes, 9.875% due 3/1/09.......................       539,437
       1,055,000        BB      IMC Global Inc., Guaranteed Sr. Notes,
                                   Series B, 11.250% due 6/1/11.......................     1,110,388
       1,035,000        B+      International Specialty Holdings Inc., Sr. Secured
                                   Notes, Series B, 10.625% due 12/15/09..............       993,600
       1,055,000        BB-     ISP Chemco, Guaranteed Sr. Sub. Notes,
                                   Series B, 10.250% due 7/1/11.......................     1,118,300
       1,050,000        BB      Lyondell Chemical Co., Sr. Secured Notes,
                                   11.125% due 7/15/12................................     1,029,000
         420,000        BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12.........       453,600
         765,000        B-      OM Group, Inc., Guaranteed Sr. Sub. Notes,
                                   9.250% due 12/15/11................................       524,025
                                Terra Industries Inc.:
         105,000        BB-        Guaranteed Sr. Secured Notes,
                                      12.875% due 10/15/08............................       114,450
       1,440,000        B          Sr. Notes, 10.500% due 6/15/05.....................     1,252,800
       1,160,000        CCC+    Texas Petrochemical Corp., Sr. Sub. Notes,
                                   11.125% due 7/1/06.................................       667,000
----------------------------------------------------------------------------------------------------
                                                                                          11,999,795
----------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.8%
                                American Greetings Corp.:
         740,000        BBB-       Notes, 6.100% due 8/1/28...........................       703,000
         475,000        BB+        Sr. Sub. Notes, 11.750% due 7/15/08................       530,812
         225,000        B+      Central Garden & Pet Co., Sr. Sub. Notes,
                                   9.125% due 2/1/13 (d)..............................       236,250
         105,000        B-      Doane Pet Care Co., Sr. Sub. Notes,
                                   9.750% due 5/15/07.................................        89,250
         325,000        B-      Home Interiors & Gifts, Inc., Guaranteed
                                   Sr. Sub. Notes, 10.125% due 6/1/08.................       318,500
       1,325,000        B-      Icon Health & Fitness, Inc., Guaranteed
                                   Sr. Sub. Notes, 11.250% due 4/1/12.................     1,310,094


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.8% (continued)
         375,000        B-      Packaged Ice, Inc., Guaranteed Sr. Notes,
                                   Series B, 9.750% due 2/1/05........................  $    328,125
         845,000        CCC     Remington Product Co., LLC, Sr. Sub. Notes,
                                   11.000% due 5/15/06................................       781,625
                                Salton, Inc.:
         115,000        B          Guaranteed Sr. Sub. Notes,
                                      10.750% due 12/15/05............................       112,125
         875,000        B          Sr. Sub. Notes, 12.250% due 4/15/08................       870,625
       1,485,000        B+      SC International Services, Inc., Guaranteed
                                   Sr. Sub. Notes, Series B, 9.250% due 9/1/07........     1,561,254
                                Sealy Mattress Co.:
       1,805,000        B-         Guaranteed Sr. Discount Notes, Series B,
                                      step bond to yield 9.445% due 12/15/07..........     1,859,150
         250,000        B-         Sr. Sub. Notes, Series B, 9.875% due 12/15/07......       253,125
                                Service Corp. International:
         740,000        BB-        Debentures, 7.875% due 2/1/13......................       691,900
                                   Notes:
         820,000        BB-           6.875% due 10/1/07..............................       783,100
       1,030,000        BB-           6.500% due 3/15/08..............................       968,200
         840,000        BB-     Sola International Inc., Notes,
                                   6.875% due 3/15/08.................................       762,571
       1,135,000        B+      Stewart Enterprises, Inc., Guaranteed
                                   Sr. Sub. Notes, 10.750% due 7/1/08.................     1,239,987
----------------------------------------------------------------------------------------------------
                                                                                          13,399,693
----------------------------------------------------------------------------------------------------
Energy -- 6.3%
       1,100,000        BB      Compagnie Generale de Geophysique S.A.,
                                   Sr. Notes, 10.625% due 11/15/07....................       995,500
         315,000        B       Denbury Management, Inc., Guaranteed
                                   Sr. Sub. Notes, 9.000% due 3/1/08..................       330,750
         845,000        BB-     El Paso Energy Partners, L.P., Guaranteed
                                   Sr. Sub. Notes, Series B, 8.500% due 6/1/11........       819,650
         750,000        B       Houston Exploration Co., Sr. Sub. Notes,
                                   Series B, 8.625% due 1/1/08........................       780,000
       1,025,000        BB-     Leviathan Gas Pipeline Partners L.P., Guaranteed
                                   Sr. Sub. Notes, 10.375% due 6/1/09.................     1,050,625
         820,000        BB      Luscar Coal Ltd., Sr. Notes,
                                   9.750% due 10/15/11................................       903,025
       1,050,000        B+      Magnum Hunter Resources, Inc., Sr. Notes,
                                   9.600% due 3/15/12.................................     1,118,250


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Energy -- 6.3% (continued)
         840,000        B       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                                   9.500% due 6/1/08..................................  $    869,400
         520,000        BB+     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 8.375% due 7/1/08........................       551,200
         235,000        B-      Parker Drilling Co., Sub. Notes,
                                   5.500% due 8/1/04 (e)..............................       225,306
         543,000        AAA     Pennzoil-Quaker State Co., Guaranteed Sr. Notes,
                                   10.000% due 11/1/08................................       670,421
         525,000        B       Plains Exploration & Production Co.,
                                   Guaranteed Sr. Sub. Notes, Series B,
                                   8.750% due 7/1/12..................................       549,937
                                Pogo Producing Co., Sr. Sub. Notes, Series B:
         205,000        BB         10.375% due 2/15/09................................       223,450
         310,000        BB         8.250% due 4/15/11.................................       333,250
       1,140,000        BB      Pride International, Inc., Sr. Notes,
                                   10.000% due 6/1/09.................................     1,242,600
         720,000        B-      Range Resources Corp., Guaranteed
                                   Sr. Sub. Notes, 8.750% due 1/15/07.................       731,700
       1,425,000        B+      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                                   8.750% due 9/15/07.................................     1,489,125
         520,000        BB-     Superior Energy Services, Inc., Guaranteed
                                   Sr. Notes, 8.875% due 5/15/11......................       538,200
         420,000        B       Swift Energy Co., Sr. Sub. Notes,
                                   9.375% due 5/1/12..................................       422,100
         885,000        B       Tesoro Petroleum Corp., Sr. Sub. Notes,
                                   9.625% due 4/1/12..................................       721,275
         315,000        B       Trico Marine Services, Inc., Sr. Notes,
                                   8.875% due 5/15/12.................................       288,225
                                Vintage Petroleum, Inc.:
         725,000        BB-        Sr. Notes, 8.250% due 5/1/12.......................       768,500
                                   Sr. Sub. Notes:
         415,000        B1*           9.750% due 6/30/09..............................       437,825
         200,000        B1*           7.875% due 5/15/11..............................       199,000
         500,000        Ba3*    Westport Resources Corp., Sr. Sub. Notes,
                                   8.250% due 11/1/11 (d).............................       528,750
                                The Williams Cos., Inc.:
         375,000        B          Bonds, 8.750% due 3/15/32 (d)......................       305,625
                                   Notes:
         200,000        B             7.625% due 7/15/19..............................       155,000
         450,000        B             7.875% due 9/1/21...............................       348,750
----------------------------------------------------------------------------------------------------
                                                                                          17,597,439
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Entertainment -- 1.8%
                                AMC Entertainment Inc., Sr. Sub. Notes:
       1,605,000        CCC+       9.500% due 3/15/09.................................  $  1,552,837
         715,000        CCC+       9.500% due 2/1/11..................................       686,400
       2,920,000        B       Six Flags, Inc., Sr. Discount Notes, step bond
                                   to yield 14.371% due 4/1/08........................     2,788,600
----------------------------------------------------------------------------------------------------
                                                                                           5,027,837
----------------------------------------------------------------------------------------------------
Environmental Services -- 1.4%
                                Allied Waste Corp.:
         840,000        BB-        Guaranteed Sr. Notes, Series B,
                                      7.875% due 1/1/09...............................       840,000
                                   Sr. Sub Notes:
       1,555,000        BB-           8.500% due 12/1/08..............................     1,601,650
       1,425,000        B+            10.000% due 8/1/09..............................     1,453,500
----------------------------------------------------------------------------------------------------
                                                                                           3,895,150
----------------------------------------------------------------------------------------------------
Financial Services -- 2.7%
       7,307,000        NR      The FINOVA Group Inc., Notes,
                                   7.500% due 11/15/09................................     2,374,775
         775,000        A3*     Ford Motor Credit Co., Notes,
                                   7.250% due 10/25/11................................       745,804
       1,000,000        B       MDP Acquisitions PLC, Sr. Notes,
                                   9.625% due 10/1/12 (d).............................     1,040,000
       3,200,000        B3*     Ocwen Capital Trust I, Guaranteed Capital
                                   Securities, 10.875% due 8/1/27.....................     2,560,000
         849,000        B1*     Ocwen Financial Corp., Notes,
                                   11.875% due 10/1/03................................       857,490
----------------------------------------------------------------------------------------------------
                                                                                           7,578,069
----------------------------------------------------------------------------------------------------
Food and Beverage -- 1.9%
                                Aurora Foods Inc., Sr. Sub. Notes, Series B:
       2,175,000        CC         9.875% due 2/15/07.................................     1,098,375
       1,085,000        CC         8.750% due 7/1/08..................................       537,075
         530,000        B+      Cott Beverages Inc., Guaranteed Sr. Sub. Notes,
                                   8.000% due 12/15/11................................       560,475
         600,000        BB-     Dean Foods Co., Sr. Notes,
                                   6.900% due 10/15/17................................       553,471
         675,000        B       Del Monte Corp., Sr. Sub. Notes,
                                   8.625% due 12/15/12 (d)............................       695,250
         990,000        B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                                   11.750% due 4/1/11.................................     1,123,650


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Food and Beverage -- 1.9% (continued)
         425,000        Caa1*   Mrs. Field's Original Cookies, Inc., Guaranteed
                                   Sr. Notes, Series B, 10.125% due 12/1/04...........  $    235,875
         590,000        BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28..........       637,175
----------------------------------------------------------------------------------------------------
                                                                                           5,441,346
----------------------------------------------------------------------------------------------------
Healthcare -- 3.0%
       1,515,000        B       DaVita, Inc., Sub. Notes, 7.000% due 5/15/09 (e)......     1,539,619
         465,000        B2*     Extendicare Health Services, Inc., Guaranteed
                                   Sr. Notes, 9.500% due 7/1/10.......................       437,100
       1,040,000        B-      Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                                   11.250% due 6/15/09................................     1,112,800
       1,050,000        B-      InSight Health Services Corp., Guaranteed Sr.
                                   Sub. Notes, Series B, 9.875% due 11/1/11...........     1,060,500
       1,185,000        B+      Per-Se Technologies, Inc., Guaranteed Sr. Notes,
                                   Series B, 9.500% due 2/15/05.......................     1,190,925
         725,000        BBB-    Tenet Healthcare Corp., Sr. Notes,
                                   5.375% due 11/15/06................................       719,562
       1,045,000        B-      Universal Hospital Services Inc., Sr. Notes,
                                   10.250% due 3/1/08.................................     1,009,731
       1,325,000        B3*     Vanguard Health Systems, Inc., Guaranteed
                                   Sr. Sub. Notes, 9.750% due 8/1/11..................     1,295,188
----------------------------------------------------------------------------------------------------
                                                                                           8,365,425
----------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 8.2%
       1,270,000        B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08..............     1,263,650
         820,000        B       Alliance Gaming Corp., Guaranteed
                                   Sr. Sub. Notes, 10.000% due 8/1/07.................       854,850
       1,200,000        B       Ameristar Casinos, Inc., Guaranteed
                                   Sr. Sub. Notes, 10.750% due 2/15/09................     1,290,000
         935,000        B1*     Courtyard by Marriott II, Sr. Notes, Series B,
                                   10.750% due 2/1/08.................................       916,300
       1,950,000        Ba3*    Felcor Lodging, L.P., Guaranteed Sr. Notes,
                                   9.500% due 9/15/08.................................     1,813,500
                                Hilton Hotels Corp., Sr. Notes:
         890,000        BBB-       7.950% due 4/15/07.................................       899,837
         425,000        BBB-       7.625% due 12/1/12.................................       413,083
       1,115,000        Ba3*    HMH Properties, Inc., Guaranteed Sr. Secured
                                   Notes, Series A, 7.875% due 8/1/05.................     1,101,063
         375,000        B+      Horseshoe Gaming Holding Corp., Guaranteed
                                   Sr. Sub. Notes, Series B, 8.625% due 5/15/09.......       393,750
       1,760,000        B+      Host Marriott, L.P., Sr. Notes,
                                   9.500% due 1/15/07.................................     1,742,400


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 8.2% (continued)
                                Mandalay Resort Group:
         415,000        BB-        Sr. Sub. Debentures, 7.625% due 7/15/13............  $    397,363
       1,040,000        BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07.......     1,115,400
       1,525,000        B2*     Meristar Hospitality Operating Partnership, L.P.,
                                   Sr. Notes, 10.500% due 6/15/09.....................     1,311,500
                                MGM MIRAGE, Guaranteed Sr. Sub. Notes:
         525,000        BB+        9.750% due 6/1/07..................................       566,344
       1,285,000        BB+        8.375% due 2/1/11..................................     1,355,675
                                Park Place Entertainment Corp., Sr. Sub. Notes:
         800,000        BB+        9.375% due 2/15/07.................................       840,000
         800,000        BB+        8.875% due 9/15/08.................................       832,000
       1,530,000        BB+        8.125% due 5/15/11.................................     1,545,300
         850,000        CCC+    Revlon Consumer Products Corp., Guaranteed
                                   Sr. Secured Notes, 12.000% due 12/1/05.............       816,000
         750,000        BBB-    Starwood Hotels & Resorts Worldwide, Inc.,
                                   Notes, 7.875% due 5/1/12 (d).......................       742,500
       1,075,000        B+      Station Casinos, Inc., Sr. Sub. Notes,
                                   8.875% due 12/1/08.................................     1,115,313
       1,580,000        B-      Venetian Casino Resort LLC/Las Vegas Sands,
                                   Inc., Mortgage Notes, 11.000% due 6/15/10..........     1,619,500
----------------------------------------------------------------------------------------------------
                                                                                          22,945,328
----------------------------------------------------------------------------------------------------
Insurance -- 0.5%
       1,015,000        Ba1*    Markel Capital Trust I, Guaranteed Capital
                                   Securities, Series B, 8.710% due 1/1/46............       873,852
         630,000        BB+     PXRE Capital Trust I, Guaranteed Capital Trust
                                   Pass-Through Securities, 8.850% due 2/1/27.........       509,904
----------------------------------------------------------------------------------------------------
                                                                                           1,383,756
----------------------------------------------------------------------------------------------------
Machinery -- 0.9%
                                Case Corp., Notes:
         430,000        BB         7.250% due 8/1/05..................................       367,650
         200,000        BB         7.250% due 1/15/16.................................       140,000
         265,000        BB      Case Credit Corp., Notes, 6.750% due 10/21/07.........       208,025
         860,000        CCC+    Columbus McKinnon Corp., Guaranteed Sr.
                                   Sub. Notes, 8.500% due 4/1/08......................       606,300
         415,000        B+      NMHG Holding Co., Guaranteed Sr. Notes,
                                   10.000% due 5/15/09................................       433,675
         700,000        B       Terex Corp., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.375% due 4/1/11.......................       703,500
----------------------------------------------------------------------------------------------------
                                                                                           2,459,150
----------------------------------------------------------------------------------------------------


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Manufacturing -- 2.4%
         745,000        NR      Aqua-Chem, Inc., Sr. Sub. Notes,
                                   11.250% due 7/1/08.................................  $    581,100
         105,000        B-      Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                                   8.625% due 10/1/07.................................        84,525
         415,000        BB-     Arvin Capital Trust I, Guaranteed Capital
                                   Securities, 9.500% due 2/1/27......................       413,223
       1,185,000        B       Flowserve Corp., Guaranteed Sr. Sub. Notes,
                                   12.250% due 8/15/10................................     1,315,350
                                Foamex L.P., Guaranteed:
         525,000        B-         Sr. Secured Notes, 10.750% due 4/1/09 (d)..........       354,375
         530,000        CCC+       Sr. Sub. Notes, 9.875% due 6/15/07.................       161,650
         105,000        CCC     LDM Technologies, Inc., Guaranteed Sr. Sub.
                                   Notes, Series B, 10.750% due 1/15/07...............        86,625
       1,990,000        Ba2*    Louisiana-Pacific Corp., Sr. Sub. Notes,
                                   10.875% due 11/15/08...............................     2,179,050
       1,615,000        CCC+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                                   9.250% due 12/1/07.................................     1,126,463
         325,000        BB-     Wolverine Tube, Inc., Guaranteed Sr. Notes,
                                   10.500% due 4/1/09.................................       342,875
----------------------------------------------------------------------------------------------------
                                                                                           6,645,236
----------------------------------------------------------------------------------------------------
Metals/Mining -- 0.4%
       1,030,000        BBB-    Phelps Dodge Corp., Sr. Notes,
                                   8.750% due 6/1/11                                       1,122,723
----------------------------------------------------------------------------------------------------
Packaging/Containers -- 3.5%
       1,175,000        B+      Anchor Glass Container Corp., Sr. Secured
                                   Notes, 11.000% due 2/15/03 (d).....................     1,177,938
       2,060,000        BB      Owens-Brockway Glass Container Inc.,
                                   Guaranteed Sr. Secured Notes,
                                   8.875% due 2/15/09.................................     2,106,350
         375,000        B+      Owens-Illinois, Inc., Sr. Notes,
                                   7.150% due 5/15/05.................................       363,750
         990,000        B+      Plastipak Holdings, Inc., Guaranteed Sr. Notes,
                                   10.750% due 9/1/11.................................     1,024,650
         150,000        B-      Pliant Corp., Guaranteed Sr. Sub. Notes,
                                   13.000% due 6/1/10.................................       123,750
         275,000        B-      Radnor Holdings, Inc., Guaranteed Sr. Notes,
                                   Series B, 10.000% due 12/1/03......................       276,375
         935,000        BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09 (d).......       977,726


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Packaging/Containers -- 3.5% (continued)
       2,790,000        B       Smurfit-Stone Container Corp., Guaranteed
                                   Sr. Notes, 11.500% due 8/15/06 (d).................  $  2,985,300
         835,000        B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 12.750% due 6/15/10......................       751,500
----------------------------------------------------------------------------------------------------
                                                                                           9,787,339
----------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 0.9%
                                Buckeye Technologies Inc., Sr. Sub. Notes:
         525,000        B+         9.250% due 9/15/08.................................       475,125
       1,745,000        B+         8.000% due 10/15/10................................     1,457,075
         490,000        B+      Millar Western Forest Products Ltd., Sr. Notes,
                                   9.875% due 5/15/08.................................       492,450
----------------------------------------------------------------------------------------------------
                                                                                           2,424,650
----------------------------------------------------------------------------------------------------
Printing/Publishing -- 2.8%
         650,000     B          Dex Media East LLC, Sr. Sub. Notes,
                                   12.125% due 11/15/12 (d)...........................       731,250
         530,000        B+      Garden State Newspapers, Inc., Sr. Sub. Notes,
                                   Series B, 8.750% due 10/1/09.......................       545,900
       2,192,753        B-      Hollinger Participation Trust, Sr. Notes,
                                   12.125% due 11/15/10 (d)...........................     2,148,898
         730,000        BB-     Mail-Well I Corp., Guaranteed Sr. Notes,
                                   9.625% due 3/15/12.................................       700,800
         300,000        B+      R.H. Donnelley Finance Corp., Sr. Sub. Notes,
                                   10.875% due 12/15/12 (d)...........................       333,750
         320,000        B       Von Hoffman Corp., Guaranteed Sr. Notes,
                                   10.250% due 3/15/09................................       315,200
       2,730,000        NR      Xerox Corp., Term Loan,
                                   1.000% due 4/30/05 (f).............................     2,637,863
         550,000        B       Yell Finance BV, Sr. Discount Notes,
                                   step bond to yield 12.263% due 8/1/11..............       415,250
----------------------------------------------------------------------------------------------------
                                                                                           7,828,911
----------------------------------------------------------------------------------------------------
Retail -- 6.1%
         910,000        B       Advance Stores Co., Inc., Guaranteed Sr. Sub.
                                   Notes, Series B, 10.250% due 4/15/08...............       962,325
         315,000        B-      American Restaurant Group, Inc., Guaranteed
                                   Sr. Secured Notes, Series D,
                                   11.500% due 11/1/06................................       221,681
         425,000        CCC+    CKE Restaurants, Inc., Guaranteed Sr. Sub.
                                   Notes, 9.125% due 5/1/09...........................       378,250


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Retail -- 6.1% (continued)
         250,000        B       Cole National Group, Inc., Sr. Sub. Notes,
                                   8.625% due 8/15/07.................................  $    233,125
         525,000        CCC+    Denny's Corp., Sr. Notes, 11.250% due 1/15/08.........       408,188
         300,000        B2*     Fleming Cos., Inc., Guaranteed Sr. Notes,
                                   10.125% due 4/1/08.................................       175,500
         265,000        B-      Friendly Ice Cream Corp., Guaranteed
                                   Sr. Notes, 10.500% due 12/1/07.....................       266,988
                                The Gap Inc., Notes:
       1,225,000        BB+        5.625% due 5/1/03..................................     1,232,656
         315,000        BB+        9.900% due 12/15/05................................       343,350
         150,000        BB+        6.900% due 9/15/07.................................       152,250
       1,100,000        BB+        10.550% due 12/15/08...............................     1,248,500
         895,000        B+      The Great Atlantic & Pacific Tea Co. Inc.,
                                   Notes, 7.750% due 4/15/07..........................       720,475
         905,000        Caa1*   J. Crew Group Inc., Sr. Sub. Notes,
                                   10.375% due 10/15/07...............................       841,650
                                J.C. Penney Co., Inc., Notes:
       1,400,000        BBB-       8.000% due 3/1/10..................................     1,435,000
       1,323,000        BBB-       9.000% due 8/1/12..................................     1,412,303
         840,000        B-      Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes,
                                   10.375% due 5/1/07.................................       893,550
         530,000        BB-     The Pep Boys-- Manny, Moe & Jack, Notes,
                                   6.710% due 11/3/04.................................       520,725
         315,000        B+      Perkins Family Restaurants, L.P., Sr. Notes,
                                   Series B, 10.125% due 12/15/07.....................       286,650
         350,000        B-      Petro Stopping Center L.P., Sr. Notes,
                                   10.500% due 2/1/07.................................       332,500
                                Rite Aid Corp.:
       1,105,000        B-         Notes, 7.125% due 1/15/07..........................       955,825
       1,680,000        B-         Sr. Notes, 7.625% due 4/15/05......................     1,587,600
       1,172,000        BB      Saks Inc., Guaranteed Notes,
                                   9.875% due 10/1/11.................................     1,195,440
       1,450,000        B+      Sbarro, Inc., Guaranteed Sr. Notes,
                                   11.000% due 9/15/09................................     1,319,500
----------------------------------------------------------------------------------------------------
                                                                                          17,124,031
----------------------------------------------------------------------------------------------------
Technology -- 2.0%
       1,160,000        B3*     Amkor Technology, Inc., Sub. Notes,
                                   5.000% due 3/15/07 (e).............................       682,950
       1,145,000        BBB-    Arrow Electronics, Inc., Sr. Debentures,
                                   6.875% due 6/1/18..................................     1,063,325


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Technology -- 2.0% (continued)
       1,670,000        Ba3*    LSI Logic Corp., Sr. Sub. Notes,
                                   4.000% due 2/15/05 (e).............................  $  1,532,225
       1,460,000        NR      TriQuint Semiconductor, Inc., Sub. Notes,
                                   4.000% due 3/1/07 (e)..............................     1,155,225
       1,230,000        B3*     Vitesse Semiconductor Corp., Sub. Debentures,
                                   4.000% due 3/15/05 (e).............................     1,033,200
----------------------------------------------------------------------------------------------------
                                                                                           5,466,925
----------------------------------------------------------------------------------------------------
Telecommunications -- 12.2%
       1,315,000        Caa2*   AirGate PCS, Inc., Sr. Sub. Notes, step bond
                                   to yield 16.101% due 10/1/09.......................       138,075
         860,000        CCC-    Alamosa Holdings, Inc., Guaranteed Sr.
                                   Discount Notes, step bond to yield
                                   16.797% due 2/15/10................................       193,500
                                American Tower Corp.:
       2,375,000        Caa1*      Sr. Notes, 9.375% due 2/1/09.......................     1,900,000
         600,000        B3*        Sr. Sub. Discount Notes, zero coupon bond
                                      to yield 12.243% due 8/1/08 (d)(g)..............       372,000
                                AT&T Corp., Sr. Notes:
       1,350,000        BBB+       7.300% due 11/15/11................................     1,468,061
       1,975,000        BBB+       8.000% due 11/15/31................................     2,143,214
                                AT&T Wireless Services, Inc., Sr. Notes:
       2,700,000        BBB        7.875% due 3/1/11..................................     2,873,866
       2,350,000        BBB        8.125% due 5/1/12..................................     2,531,187
         605,000        B+      Avaya, Inc., Sr. Secured Notes,
                                   11.125% due 4/1/09.................................       592,900
       1,790,000 EUR    B+      COLT Telecom Group PLC, Sr. Convertible
                                   Notes, 2.000% due 4/3/07 (d).......................     1,012,326
                                Crown Castle International Corp.:
       1,515,000        B3*        Sr. Discount Notes, step bond to yield
                                      16.782% due 5/15/11.............................     1,094,588
       1,430,000        B3*        Sr. Notes, 10.750% due 8/1/11......................     1,236,950
         710,000        B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                                   12.250% due 12/15/05...............................       628,350
         940,000        D       GT Group Telecom Inc., Sr. Discount Notes,
                                   step bond to yield 16.470% due 2/1/10 (b)..........            94
         535,000        CCC-    Horizon PCS, Inc., Guaranteed Sr. Sub.
                                   Discount Notes, step bond to yield
                                   14.866% due 10/1/10................................        29,425
       1,990,000        NR      Metromedia Fiber Network, Inc., Sr. Secured
                                   Notes, 14.000% due 3/15/07 (b).....................       646,750


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Telecommunications -- 12.2% (continued)
                                Nextel Communications, Inc.:
       4,425,000        B          Sr. Discount Notes, step bond to yield
                                      14.680% due 2/15/08.............................  $  4,524,563
         875,000        B          Sr. Notes, 9.375% due 11/15/09.....................       883,750
         880,000        CCC+    Nextel Partners, Inc., Sr. Notes,
                                   12.500% due 11/15/09...............................       858,000
       1,225,000        B       Nortel Networks Corp., Notes,
                                   6.875% due 9/1/23..................................       924,875
         525,000        B       Northern Telecom Capital Corp., Guaranteed
                                   Notes, 7.875% due 6/15/26..........................       409,500
                                Qwest Corp.:
       1,250,000        Ba3*       Debentures, 6.875% due 9/15/33.....................     1,037,500
       2,425,000        Ba3*       Notes, 8.875% due 3/15/12 (d)......................     2,528,063
         953,000        CCC+    Qwest Services Corp., Notes,
                                   14.000% due 12/15/14 (d)...........................     1,000,650
                                Sprint Capital Corp., Guaranteed Notes:
       1,975,000        BBB-       6.875% due 11/15/28................................     1,639,250
       3,400,000        BBB-       8.750% due 3/15/32.................................     3,298,000
----------------------------------------------------------------------------------------------------
                                                                                          33,965,437
----------------------------------------------------------------------------------------------------
Textiles/Apparel -- 2.1%
                                Levi Strauss & Co.:
                                   Notes:
         725,000        BB-           6.800% due 11/1/03..............................       735,875
         690,000        BB-           7.000% due 11/1/06..............................       627,900
                                   Sr. Notes:
       1,250,000        BB-           11.625% due 1/15/08.............................     1,250,000
         900,000        BB-           12.250% due 12/15/12 (d)........................       909,000
         765,000        BBB-    Tommy Hilfiger U.S.A., Inc., Guaranteed Notes,
                                   6.500% due 6/1/03..................................       768,825
         550,000        B       Tropical Sportswear International Corp.,
                                   Guaranteed Sr. Sub. Notes, Series A,
                                   11.000% due 6/15/08................................       533,500
       1,060,000        CCC+    WestPoint Stevens Inc., Sr. Notes,
                                   7.875% due 6/15/08.................................       328,600
         720,000        B       William Carter Co., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.875% due 8/15/11......................       795,600
----------------------------------------------------------------------------------------------------
                                                                                           5,949,300
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
         647,000        BB+     Standard Commercial Tobacco Corp.,
                                   Guaranteed Sr. Notes, 8.875% due 8/1/05              $    666,410
----------------------------------------------------------------------------------------------------
Transportation -- 0.3%
         350,000        B       Iron Mountain, Inc., Guaranteed Sr. Sub. Notes,
                                   8.625% due 4/1/13..................................       371,000
         580,000        Baa2*   Windsor Petroleum Transport Corp., Notes,
                                   7.840% due 1/15/21 (d).............................       496,804
----------------------------------------------------------------------------------------------------
                                                                                             867,804
----------------------------------------------------------------------------------------------------
Utilities -- 4.7%
                                AES Corp.:
       2,080,000        B-         Sr. Notes, 9.500% due 6/1/09.......................     1,528,800
         680,000        B-         Sr. Sub. Notes, 10.250% due 7/15/06................       431,800
         330,000        BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08............       345,273
                                Avon Energy Partners Holdings:
         650,000        B          Notes, 6.460% due 3/4/08 (d).......................       539,500
         925,000        B          Sr. Notes, 7.050% due 12/11/07 (d).................       767,750
       2,370,000        B+      Calpine Canada Energy Finance ULC,
                                   Guaranteed Sr. Notes, 8.500% due 5/1/08............     1,161,300
                                Calpine Corp., Sr. Notes:
         525,000        B+         8.750% due 7/15/07.................................       244,125
       3,975,000        B+         8.625% due 8/15/10.................................     1,908,000
       1,545,000        Ba2*    Celestica Inc., Liquid Yield Option Notes,
                                   zero coupon bond to yield
                                   11.378% due 8/1/20 (e).............................       758,981
                                CMS Energy Corp., Sr. Notes:
         675,000        B+         7.625% due 11/15/04................................       607,776
         350,000        B+         9.875% due 10/15/07................................       315,335
       1,055,000        BB-     Edison Mission Energy, Sr. Notes,
                                   10.000% due 8/15/08................................       627,725
       1,895,000        B3*     Orion Power Holdings, Inc., Sr. Notes,
                                   12.000% due 5/1/10.................................     1,696,025
       2,400,000        B       Sanmina - SCI Corp., Sub. Debentures,
                                   zero coupon bond to yield
                                   10.702% due 9/12/20 (e)............................     1,062,000
       1,240,000        Baa2*   Thomas & Betts Corp., Notes,
                                   6.625% due 5/7/08..................................     1,125,300
----------------------------------------------------------------------------------------------------
                                                                                          13,119,690
----------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS AND NOTES
                                (Cost -- $286,507,645)                                   268,061,457
====================================================================================================


22                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Shares                                          Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
COMMON STOCK (h) -- 0.0%
----------------------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
          38,785                Aurora Foods Inc.                                       $     17,065
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
          15,189                Crown Castle International Corp.......................        58,933
           2,169                McLeodUSA Inc.........................................         1,432
          12,250                Pagemart Nationwide Inc...............................           123
----------------------------------------------------------------------------------------------------
                                                                                              60,488
----------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                (Cost -- $197,112)                                            77,553
====================================================================================================

----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
----------------------------------------------------------------------------------------------------
Aerospace/Defense -- 0.0%
           1,050                Northrop Grumman Corp., 7.250%,
                                   Equity Security Units                                     103,110
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
             800                Broadwing Communications Inc., 12.500%,
                                   Jr. Exchangeable, Series B.........................        52,000
          12,000                Crown Castle International Corp., 6.250%,
                                   Convertible........................................       277,500
           2,925                CSC Holdings Inc., 11.125%, Redeemable
                                   Exchangeable, Series M.............................       300,544
             747                Dobson Communications Corp., 13.000%,
                                   Sr. Exchangeable...................................        49,507
           3,500                Global Crossing Ltd., 6.750%,
                                   Cumulative Convertible (c)(g)(h)...................            35
           2,600                Motorola, Inc., 7.000%, Equity Security Units.........        77,454
           3,265                Viasystems, Inc., Payment-in-Kind, Series B...........            33
----------------------------------------------------------------------------------------------------
                                                                                             757,073
----------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost -- $1,905,561)                                         860,183
====================================================================================================


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

   Shares                                          Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
WARRANTS (h) -- 0.0%
----------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
           8,625                UIH Australia/Pacific Inc., Expire 5/15/06                     $  86
----------------------------------------------------------------------------------------------------
Commercial Printing -- 0.0%
           1,040                Merrill Corp., Expire 5/1/09                                     104
----------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
           1,005                Cybernet Internet Services International Inc.,
                                   Expire 7/1/09......................................             2
           3,630                WAM!NET Inc., Expire 3/1/05...........................            36
----------------------------------------------------------------------------------------------------
                                                                                                  38
----------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
             150                Pliant Corp., Expire 6/1/10                                      169
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
             940                GT Group Telecom Inc., Expire 2/1/10..................           823
             695                Horizon PCS Inc., Expire 10/1/10......................            35
           4,125                Iridium World Communications Inc.,
                                   Expire 7/15/05.....................................            41
             720                IWO Holdings Inc., Expire 1/15/11.....................             7
             750                Jazztel PLC, Expire 7/15/10...........................             0
          24,840                Pagemart Inc., Expire 12/31/03........................           248
           4,125                RSL Communications Ltd., Expire 11/15/06..............           580
----------------------------------------------------------------------------------------------------
                                                                                               1,734
----------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost -- $703,823)                                             2,131
====================================================================================================


24                    See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2003 (continued)

    Face
   Amount                                          Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
----------------------------------------------------------------------------------------------------
$     10,445,000                Merrill Lynch & Co., Inc., 1.270% due 3/3/03;
                                   Proceeds at maturity -- $10,446,105; (Fully
                                   collateralized by U.S. Treasury Bonds,
                                   6.250% to 11.750% due 2/15/10 to 5/15/30;
                                   Market value -- $10,653,962)
                                   (Cost -- $10,445,000)                                $ 10,445,000
====================================================================================================
                                TOTAL INVESTMENTS -- 100%
                                (Cost -- $299,759,141**)                                $279,446,324
====================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk(*), are rated by Moody's Investors Service.
(b)   Security is currently in default.
(c)   The company filed for bankruptcy.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)   Convertible securities exchangeable for shares of common stock.
(f)   Variable rate security.

(g)   Security is issued with attached warrants.
(h)   Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $300,690,128.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro
      GBP -- British Pound

      See page 27 for definitions of ratings.


                      See Notes to Financial Statements.                      25

--------------------------------------------------------------------------------

SUMMARY OF BONDS BY COMBINED RATINGS

February 28, 2003 (unaudited)

--------------------------------------------------------------------------------
                                                                   % of
                                                              Total Corporate
     Moody's        and/or        Standard & Poor's           Bonds and Notes
 -----------------------------------------------------------------------------
       Aaa                               AAA                        0.3%
        A                                 A                         0.6
       Baa                               BBB                       13.1
       Ba                                BB                        25.8
        B                                 B                        49.3
       Caa                               CCC                        7.3
       Ca                                CC                         0.6
        C                                 C                         0.1
        D                                 D                         0.0*
       NR                                NR                         2.9
                                                                  -----
                                                                  100.0%
                                                                  =====
----------
*     Percentage represents less than 0.1%.


26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 28, 2003

--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $299,759,141) ..............   $ 279,446,324
    Cash ......................................................             987
    Interest and dividends receivable .........................       6,332,818
    Receivable for securities sold ............................         211,079
--------------------------------------------------------------------------------
    Total Assets ..............................................     285,991,208
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased ..........................       1,545,811
    Investment advisory fee payable ...........................         208,044
    Administration fee payable ................................          43,066
    Accrued expenses ..........................................         138,227
--------------------------------------------------------------------------------
    Total Liabilities .........................................       1,935,148
--------------------------------------------------------------------------------
Total Net Assets ..............................................   $ 284,056,060
================================================================================
NET ASSETS:
    Par value of capital shares ...............................   $      45,109
    Capital paid in excess of par value .......................     519,886,116
    Overdistributed net investment income .....................        (333,719)
    Accumulated net realized loss from security transactions ..    (215,231,582)
    Net unrealized depreciation of investments and
      foreign currencies ......................................     (20,309,864)
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $6.30 per share on 45,109,337
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized) ............................   $ 284,056,060
================================================================================


28                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 28, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest ...................................................   $ 32,655,710
    Dividends ..................................................        139,499
--------------------------------------------------------------------------------
    Total Investment Income ....................................     32,795,209
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fee (Note 2) ...........................      2,559,301
    Administration fee (Note 2) ................................        568,734
    Shareholder servicing fees .................................        114,617
    Shareholder communications .................................        109,486
    Custody ....................................................         64,186
    Audit and legal ............................................         60,028
    Directors' fees ............................................         55,534
    Registration fees ..........................................         38,319
    Other ......................................................         13,874
--------------------------------------------------------------------------------
    Total Expenses .............................................      3,584,079
--------------------------------------------------------------------------------
Net Investment Income ..........................................     29,211,130
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
    Realized Loss From:
      Security transactions (excluding short-term securities) ..    (22,047,315)
      Foreign currency transactions ............................       (194,367)
--------------------------------------------------------------------------------
    Net Realized Loss ..........................................    (22,241,682)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions ....................................       (752,871)
      Foreign currency transactions ............................        (92,765)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation ....................       (845,636)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................    (23,087,318)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations .........................   $  6,123,812
================================================================================


                       See Notes to Financial Statements.                     29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended February 28,

----------------------------------------------------------------------------------------
                                                              2003             2002
                                                         -------------    -------------
OPERATIONS:
  Net investment income ..............................   $  29,211,130    $  36,190,417
  Net realized loss ..................................     (22,241,682)     (86,734,799)
  (Increase) decrease in net unrealized depreciation .        (845,636)         636,679
----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations ..       6,123,812      (49,907,703)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................     (29,020,043)     (36,240,622)
  Capital ............................................      (1,402,237)      (1,536,340)
----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders ....................     (30,422,280)     (37,776,962)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for
    reinvestment of dividends ........................       3,662,659        9,096,239
----------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions ..........................       3,662,659        9,096,239
----------------------------------------------------------------------------------------
Decrease in Net Assets ...............................     (20,635,809)     (78,588,426)

NET ASSETS:
  Beginning of year ..................................     304,691,869      383,280,295
----------------------------------------------------------------------------------------
  End of year* .......................................   $ 284,056,060    $ 304,691,869
========================================================================================
* Includes overdistributed net investment income of: .   $    (333,719)   $    (620,090)
========================================================================================


30                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss of $9,404,281 was reclassed to paid in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001 and recorded an adjustment to decrease the cost of securities and increase overdistributed net investment income by $750,403 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

      The Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

  3. Investments

      During the year ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were:

================================================================================
Purchases                                                           $189,935,286
--------------------------------------------------------------------------------
Sales                                                                193,550,840
================================================================================


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 17,649,408
Gross unrealized depreciation                                       (38,893,212)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(21,243,804)
================================================================================

  4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

  5. Forward Foreign Currency Contracts

      The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

      At February 28, 2003, the Fund did not have any open forward foreign currency contracts.


                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  6. Capital Loss Carryforward

      At February 28, 2003, the Fund had, for Federal income tax purposes, approximately $212,152,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on the last day in February of the year indicated:

                    2004         2005        2007         2008          2009          2010          2011
============================================================================================================
Carryforward
  Amounts        $18,115,000   $239,000   $2,616,000   $27,185,000   $37,823,000   $87,540,000   $38,634,000
============================================================================================================

In addition, the Fund had $2,481,844 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

  7. Income Tax Information and Distributions to Shareholders

      At February 28, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital loss                                          $(212,152,470)
--------------------------------------------------------------------------------
Unrealized depreciation                                             (21,240,851)
================================================================================

      The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales and open AICPA amortization adjustments.

      The tax character of distributions paid during the year ended February 28, 2003 was:

================================================================================
Ordinary income                                                      $29,020,043
Capital                                                                1,402,237
--------------------------------------------------------------------------------
Total                                                                $30,422,280
================================================================================


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  8. Capital Shares

      At February 28, 2003, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share.

      Capital stock transactions were as follows:

                                              Year Ended                      Year Ended
                                           February 28, 2003               February 28, 2002
                                          -------------------           ----------------------
                                       Shares          Amount          Shares           Amount
=================================================================================================
Shares issued on reinvestment          561,101       $3,662,659      1,199,659        $ 9,096,239
-------------------------------------------------------------------------------------------------
Net Increase                           561,101       $3,662,659      1,199,659        $ 9,096,239
=================================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2003, the Fund did not repurchase shares.


                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

---------------------------------------------------------------------------------------------------
                                    2003(1)      2002(1)        2001         2000(2)       1999
==================================================================================================
Net asset value,
  beginning of Year                $  6.84     $   8.84     $  10.02       $  10.73     $  11.87
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)         0.65         0.82         0.97           1.00         1.01
  Net realized and
    unrealized loss(3)               (0.51)       (1.96)       (1.18)         (0.76)       (1.12)
----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.14        (1.14)       (0.21)          0.24        (0.11)
----------------------------------------------------------------------------------------------------
Gain From Repurchase of
  Treasury Stock                        --           --         0.01           0.03           --
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.65)       (0.82)       (0.98)         (0.98)       (1.03)
  Capital                            (0.03)       (0.04)          --             --           --
----------------------------------------------------------------------------------------------------
Total Distributions                  (0.68)       (0.86)       (0.98)         (0.98)       (1.03)
----------------------------------------------------------------------------------------------------
Net asset value, end of Year       $  6.30     $   6.84     $   8.84       $  10.02     $  10.73
----------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(5)                     7.86%      (11.87)%      24.22%        (13.40)%      (2.44)%
----------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(5)                  2.68%      (13.32)%      (1.06)%         3.89%       (0.72)%
----------------------------------------------------------------------------------------------------
Net assets,
  End of Year (millions)           $   284     $    305     $    383       $    435     $    475
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                         1.26%        1.24%        1.20%          1.15%        1.17%
  Net investment income(3)           10.27        10.86        10.59           9.62         9.03
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                 71%          81%          65%            80%          84%
----------------------------------------------------------------------------------------------------
Market value, End of Year          $  6.85     $  7.080     $  9.000       $  8.125     $ 10.438
====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended February 28, 2002, those amounts would have been $0.83, $1.97 and 10.96% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(4) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease to net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.


36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. ("Fund") as of February 28, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP

New York, New York
April 14, 2003


                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                              NYSE                                    Dividend
   Record        Payable     Closing     Net Asset     Dividend     Reinvestment
    Date          Date        Price+       Value+        Paid           Price
================================================================================
   3/27/01       3/30/01      $8.980       $8.43        $0.082          $8.53
   4/24/01       4/27/01       8.530        8.14         0.079           8.67
   5/22/01       5/25/01       8.380        8.17         0.079           8.17
   6/26/01       6/29/01       8.040        7.64         0.077           7.64
   7/24/01       7/27/01       8.160        7.54         0.077           7.75
   8/28/01       8/31/01       7.760        7.54         0.077           7.54
   9/25/01       9/28/01       6.630        7.01         0.067           6.96
  10/23/01      10/26/01       7.030        7.02         0.067           7.02
  11/27/01      11/30/01       7.400        7.20         0.067           7.20
  12/24/01      12/28/01       7.020        7.06         0.063           7.06
   1/22/02       1/25/02       7.430        7.07         0.063           7.07
   2/19/02       2/22/02       7.210        6.88         0.063           6.88
   3/19/02       3/22/02       7.350        6.93         0.063           6.98
   4/23/02       4/26/02       7.090        6.93         0.056           6.93
   5/28/02       5/31/02       6.970        6.82         0.056           6.82
   6/25/02       6/28/02       6.190        6.52         0.056           6.08
   7/23/02       7/26/02       5.510        6.14         0.056           5.69
   8/27/02       8/30/02       6.010        6.08         0.056           6.04
   9/24/02       9/27/02       5.730        5.95         0.056           5.88
  10/22/02      10/25/02       5.510        5.71         0.056           5.63
  11/25/02      11/29/02       6.120        6.10         0.056           6.10
  12/23/02      12/27/02       6.010        6.13         0.056           6.09
   1/28/03       1/31/03       6.500        6.24         0.056           6.24
   2/25/03       2/28/03       6.750        6.24         0.056           6.41
================================================================================

+ As of record date.


38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of Managed High Income Portfolio Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                            Term of                                Number of
                                            Office*                               Portfolios
                                              and           Principal               in Fund             Other
                             Position(s)    Length        Occupation(s)             Complex         Directorships
                              Held with     of Time        During Past             Overseen            Held by
Name, Address and Age           Fund        Served         Five Years             by Director         Director
-------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Allan J. Bloostein            Director       Since      President of                  35            Taubman Centers, Inc.
27 West 67th Street                          1993       Allan J. Bloostein
New York, NY 10023                                      Associates
Age 73

Dwight B. Crane               Director       Since      Professor, Harvard            51                None
Harvard Business School                      1993       Business School
Soldiers Field Road
Horgan Hall #375
Boston, MA 02163
Age 65

Paulo M. Cucchi               Director       Since      Vice President and             7                None
Drew University                              1993       Dean of College of
108 Brothers College                                    Liberal Arts at
Madison, NJ 07940                                       Drew University
Age 61

Robert A. Frankel             Director       Since      Managing Partner of           24                None
8 John Walsh Blvd.                           2000       Robert A. Frankel
Peekskill, NY 10566                                     Management
Age 75                                                  Consultants

Dr. Paul Hardin               Director       Since      Chancellor Emeritus           35                None
12083 Morehead                               1993       and Professor of Law
Chapel Hill, NC 27514-8426                              at the University of
Age 71                                                  North Carolina at
                                                        Chapel HIll; formerly
                                                        Chancellor of the
                                                        University of North
                                                        Carolina at Chapel Hill

William R. Hutchinson         Director       Since      President of WR                7            Director of Associated
535 N. Michigan                              1993       Hutchinson &                                Bank and Associated
Chicago, IL 60611                                       Associates, Inc.;                           Banc-Corp.
Age 60                                                  Formerly Group
                                                        Vice President of
                                                        Mergers &
                                                        Acquisitions at BP
                                                        Amoco

George M. Pavia               Director       Since      Senior Partner of              7                None
600 Madison Avenue                           1993       Pavia & Harcourt
New York, NY 10022                                      Attorneys
Age 74


                                                                              39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                              Term of                                   Number of
                                              Office*                                  Portfolios
                                                and           Principal                  in Fund             Other
                             Position(s)      Length        Occupation(s)                Complex         Directorships
                              Held with       of Time        During Past                Overseen            Held by
Name, Address and Age           Fund          Served         Five Years                by Director         Director
----------------------------------------------------------------------------------------------------------------------
Interested Directors:

R. Jay Gerken**               Chairman,        Since      Managing Director of             225               None
CGM                           President        2002       Citigroup Global Markets
399 Park Avenue               and Chief                   Inc. ("CGM")(1);
4th Floor                     Executive                   Chairman, President
New York, NY 10022            Officer                     and Chief Executive
Age 51                                                    Officer of Smith Barney
                                                          Fund Management LLC
                                                          ("SBFM"), Travelers
                                                          Investment Adviser, Inc.
                                                          ("TIA") and Citi Fund
                                                          Management Inc.

Officers:

Lewis E. Daidone              Senior Vice      Since      Managing Director of CGM;          N/A             N/A
CGM                           President        2002       Director and Senior Vice
125 Broad Street              and Chief                   President of SBFM and
11th Floor                    Administrative              TIA; Former Chief Financial
New York, NY 10004            Officer                     Officer and Treasurer of
Age 45                                                    mutual funds affiliated
                                                          with Citigroup Inc.

Richard L. Peteka             Chief Financial  Since      Director and Head of               N/A             N/A
CGM                           Officer and      2002       Internal Control for Citi-
125 Broad Street              Treasurer                   group Asset Management
11th Floor                                                U.S. Mutual Fund Adminis-
New York, NY 10004                                        tration from 1999-2002;
Age 41                                                    Vice President, Head of
                                                          Mutual Fund Administration
                                                          and Treasurer at
                                                          Oppenheimer Capital
                                                          from 1996-1999

Beth A. Semmel, CFA           Vice President   Since      Managing Director of               N/A             N/A
CGM                           and Investment   2002       Salomon Brothers Asset
399 Park Avenue               Officer                     Management Inc ("SBAM")
4th Floor
New York, NY 10022
Age 42

Peter J. Wilby, CFA           Vice President   Since      Managing Director of SBAM          N/A             N/A
CGM                           and Investment   2002
399 Park Avenue               Officer
4th Floor
New York, NY 10022
Age 44


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                              Term of                                   Number of
                                              Office*                                  Portfolios
                                                and           Principal                  in Fund             Other
                             Position(s)      Length        Occupation(s)                Complex         Directorships
                              Held with       of Time        During Past                Overseen            Held by
Name, Address and Age           Fund          Served         Five Years                by Director         Director
----------------------------------------------------------------------------------------------------------------------
Kaprel Ozsolak                Controller       Since      Vice President of CGM            N/A               N/A
CGM                                            2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary        Since      Managing Director of             N/A               N/A
CGM                                            1994       CGM; General Counsel
300 First Stamford Place                                  and Secretary of SBFM
4th Floor                                                 and TIA
Stamford, CT 06902
Age 52

----------
*     Directors are elected for a term of three years.
** Mr. Gerken is a director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(1) Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc.


                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Citigroup Global Markets Inc., as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 2003:

o     A corporate dividends received deduction of 0.48%.


44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Managed
                                                       HIGH INCOME
                                                            PORTFOLIO INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Dr. Paul Hardin
William R. Hutchinson
George M. Pavia

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/03                                                              03-4736

--------------------------------------------------------------------------------